EXHIBIT 24
POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Mark T. Bertolini
Mark T. Bertolini

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Richard L. Carrión
Richard L. Carrión

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Melanie L. Healey
Melanie L. Healey

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ M. Frances Keeth
M. Frances Keeth

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Karl-Ludwig Kley
Karl-Ludwig Kley

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Matthew D. Ellis and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Lowell C. McAdam
Lowell C. McAdam

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Rodney E. Slater
Rodney E. Slater

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Kathryn A. Tesija
Kathryn A. Tesija

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Gregory D. Wasson
Gregory D. Wasson

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Gregory G. Weaver
Gregory G. Weaver

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Matthew D. Ellis
Matthew D. Ellis

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2017.
NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam and Matthew D. Ellis and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2018.

/s/ Anthony T. Skiadas
Anthony T. Skiadas